SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [_] Check the appropriate box:

[_] Preliminary Proxy Statement           [_]   Confidential, for Use of the
[_] Definitive Proxy Statement                  Commission Only (as permitted by
[X] Definitive Additional Materials             Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LONG ISLAND LIGHTING COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule  0-11 (set  forth the  amount on which the
     filing   fee  is   calculated   and   state   how   it   was   determined):
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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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LOGO Long Island Lighting Company175 East Old Country Road, Hicksville, NY 11801



                             AN IMPORTANT REMINDER

Dear Shareholder:

      Proxy material relating to the 1997 Annual Meeting of Long Island Lighting Company Shareholders was mailed to you on or about June 30, 1997. According to our records, your proxy card for this important meeting which is scheduled for Thursday, August 7, 1997 has not yet been received.

      As you know, this year, we are asking you to vote on an item of great importance to all shareholders -- the transaction with the Long Island Power Authority.

      Your Board of Directors has approved the LIPA transaction as being in the best interest of the Company and its shareholders, and recommends that you vote "FOR" this proposal. The proposal and the reason for management's recommendation are fully set forth in the proxy statement previously mailed to you.

      Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. You are encouraged to sign, date and mail the enclosed duplicate proxy today. Your interest and participation in this matter is sincerely appreciated.

      Thank you for your continued support.

                                          Very truly yours,

                                          /s/ W. J. Catacosinos

                                          Chairman and Chief Executive Officer


          IF YOU RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR THANKS
                          AND DISREGARD THIS REQUEST

LOGO Long Island Lighting Company175 East Old Country Road, Hicksville, NY 11801



                 AN IMPORTANT REMINDER TO COMMON SHAREHOLDERS

Dear Shareholder:

      Proxy material relating to the 1997 Annual Meeting of Long Island Lighting Company Shareholders was mailed to you on or about June 30, 1997. According to our records, your proxy card for this important meeting which is scheduled for Thursday, August 7, 1997 has not yet been received.

      This year along with the Election of LILCO Directors and other matters, we are asking you to vote on two items of great importance to all shareholders -- the merger with Brooklyn Union Gas and the transaction with the Long Island Power Authority.

      Your Board of Directors has approved the Merger, LIPA transaction and other proposals as being in the best interest of the Company and its shareholders, and recommends that you vote "FOR" these seven proposals. The proposals and the reasons for management's recommendation are fully set forth in the proxy statement previously mailed to you.

      Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. You are encouraged to sign, date and mail the enclosed duplicate proxy today. Your interest and participation in Company matters is sincerely appreciated.

      Thank you for your continued support.

                                          Very truly yours,

                                          /s/ W. J. Catacosinos

                                          Chairman and Chief Executive Officer


          IF YOU RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR THANKS
                          AND DISREGARD THIS REQUEST